UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

October 31, 2011

Investment Commentary and

Annual

Repor t

Legg Mason

Capital Management

Disciplined Equity

Research Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Capital Management Disciplined Equity Research Fund

Fund objective

The Fund seeks long-term capital appreciation.

Investment commentary

The twelve months ended October 31, 2011 provided investors with a much more difficult time than anticipated and even greater challenges to Legg Mason Capital Management Disciplined Equity Research Fund. February’s Arab Spring, March’s Japanese tsunami, Europe’s slow-motion sovereign debt crisis and the U.S.’s drama over its long-term budget challenges all have buffeted stocks through the year. While as of this writing a powerful October rally has put the Russell 1000 Indexi back into positive territory for the year, the Research Fund did not bear up as well as we would have liked during the interim volatility. Much higher-than-expected downside market capture allowed the interim downdrafts, driven by the macroeconomic events, to leave a lasting impression on the year’s performance.

While it is always tempting to blame disappointing performance on difficult-to-forecast macroeconomic variables, the investment equivalent of “the dog ate my homework,” we do not believe this is an effective way to manage an investment process. Instead, we believe it is critical to review portfolio performance in detail to discern where we can improve either execution or strategy and avoid similar challenges in the future. In doing this, we observed that the performance challenges were across multiple sectors and were consistent with poor performance during the period for the Research team’s recommendations as a whole. All but one of the six sector teams that independently manage their respective portion of the portfolio underperformed over the past twelve months. So, rather than this being bad performance limited to a single sector or poor selection out of the broader universe of Legg Mason Capital Management’s Research department’s recommendations, we concluded there was something more substantive we needed to review.

To determine what that problem was, we turned to tools that could analyze the situation by measuring quantitative factors associated with our portfolio holdings. A “quantitative factor” is a readily identifiable numerical characteristic of a portfolio. For instance, if your portfolio overall is disproportionately populated by companies with low returns on equity, you have a clear quantitative tilt visible in the portfolio. While you may have a lot of different companies with low returns on equity ratio and these companies may be spread across different industries, from a quantitative standpoint you will have a decided bias in the portfolio as a whole towards low return on equity. Just like stocks or industries, quantitative factors have returns associated with them. If that particular quantitative

The Investment Commentary is not a part of the Annual Report.

Legg Mason Capital Management Disciplined Equity Research Fund	III

factor does poorly over a period of time, the portfolio as a whole will reflect this despite what appears to be otherwise adequate diversification at an individual company or sector level. For the past twelve months, our quantitative analysis has told us that the Research Fund bet big on the valuation factor — low accounting factor valuations like price-to-earningsii or price-to-bookiii — and the valuation factor has had a terrible year, unsurprising in retrospect given how sensitive the valuation factor is to macroeconomic forces.

While it may seem heretical for a value-style shop to talk about emphasizing other quantitative factors besides valuation, we believe that factors like quality — high and stable returns on capital — and capital deployment — returning cash to shareholders consistently versus issuing shares and making acquisitions — are also consistent with the value style. We believe that to navigate tough macroeconomic environments, we need not to just be diversified along business drivers and industries, but also to be diversified along quantitative factors as well. Our own proprietary analysis of how these quantitative factors interact bears this out and we have begun to implement changes in the Fund in the second half of 2011, which we believe will allow us to better navigate macroeconomic distress in the future. To achieve this, we have undertaken three important initiatives.

•

First, we are emphasizing quantitative analysis of individual stocks in our day-to-day analysis as much as possible. We want everyone on the team to understand not only fundamental factors like what business a company is in or how many units a company has sold, but also how the business manifests quantitatively. This will allow us in the stock analysis stage to ensure we understand how a stock diversifies a portfolio not just from a business driver or industry standpoint, but a quantitative standpoint as well.

•

Second, we have built a software tool that analyzes all of our portfolios real-time against our internal quantitative model and calculates our active bets on all quantitative factors, not just the valuation factor, to know where we are at any point in time. We believe you can only manage what you measure and we have dedicated additional resources to measuring this as precisely as possible.

•

Lastly, we have begun to focus more on companies with excellent quality or capital deployment, that also look attractive from a valuation standpoint, to give us more raw materials to build better portfolios. In a world with a lot of cheap stocks, tilting toward the ones that diversify you from a quantitative standpoint as well as from a business driver or industry standpoint should improve our ability to produce strong long-term returns.

The Investment Commentary is not a part of the Annual Report.

IV	Legg Mason Capital Management Disciplined Equity Research Fund

Investment commentary (cont’d)

As always, we welcome any comments you have and appreciate your continued support.

Randy Befumo, CFA

November 18, 2011

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. as a whole or the other portfolio managers of its affiliates. Any such views are subject to change at any time based on market or other conditions. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein has been prepared from sources believed to be reliable, but cannot be guaranteed. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance. Investors should not use this information as the sole basis for investment decisions.

[i]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	The price-to-earnings ratio is a stock’s price divided by its earnings per share.

iii	The price-to-book ratio is a stock’s price divided by the stock’s per share book value.

The Investment Commentary is not a part of the Annual Report.

October 31, 2011

Annual

Repor t

Legg Mason

Capital Management

Disciplined Equity

Research Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	1

Letter to our shareholders

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Capital Management Disciplined Equity Research Fund for the twelve-month reporting period ended October 31, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Mark R. Fetting	R. Jay Gerken, CFA
Chairman	President

November 25, 2011

2	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital appreciation. The Fund invests primarily in securities that, in our opinion, offer the potential for capital growth. The Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities. We utilize a long-term, fundamental, valuation-based investment process to make investment decisions for the Fund. Through a disciplined application of this research-intensive process, we will seek to generate returns for the Fund in excess of the Russell 1000 Indexi by purchasing securities at large discounts to our assessment of their intrinsic value. While it is expected that the majority of the Fund’s assets will be invested in equity securities issued by companies in the Russell 1000 Index, the Fund may invest in securities issued by companies of any size and by foreign companies. The Fund may also invest up to 20% of its total assets in long-term debt securities.

Our investment research analysts have direct responsibility for selecting securities for the Fund. The analysts are assigned to one or more teams that are responsible for particular sectors of the market. The Fund’s portfolio is divided into segments each managed by an analyst team. Each analyst team determines how its respective segment will be invested and chooses investments for the Fund from the market sectors that the team covers. It is expected that, under normal circumstances, the Fund will have broad exposure to a variety of market sectors. Investment decisions by any particular analyst team are subject to the Fund’s investment objectives, policies and restrictions and the oversight of the team leader. Our Director of Research is responsible for overseeing the Fund’s investment program and for allocating Fund assets among the analyst teams in order to obtain broad exposure to a variety of market sectors.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The second-half bull run of 2010 carried into this year and stocks opened 2011 with the strongest first quarter in more than a decade. However, a series of confidence shaking events, including natural disasters, political standoffs and economic setbacks, drove markets generally lower during the second half of the year until an impressive October rally. In mid-March, the tsunami in Japan weighed on equities due to uncertainty over the disaster’s impact on the world’s third-largest economy. U.S. equities recovered from this plunge but took a hit in April when Standard & Poor’s lowered the U.S. government’s credit outlook to “negative” due to large budget deficits and a politically polarized budget process. However, a strong earnings season carried stocks past this dip to post almost 3.0% in gains for the month. Equities posted increasing losses in each of the following five months over fears of a double-dip recession in the U.S. and a slowdown in global economic growth, escalating European sovereign debt problems, and a U.S. debt ceiling showdown. The U.S. Congress finally reached a deal with the Obama administration in August to raise the debt ceiling, but rating agency Standard & Poor’s still downgraded the U.S. government’s sovereign debt rating from AAA to AA+ with a negative outlook due to a loss of confidence in the government’s decision-making process. Volatility has increased since the summer as markets have become more short term-oriented and reactionary in the face of broad uncertainty surrounding the growing European sovereign debt problems. Greek, Italian and now French credit default swap spreads have blown out to reflect the potential spillover turbulence of a financial system collapse while Greece and Italy attempt to form new governments and address their fiscal problems. However,

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	3

stocks jumped nearly 11% in October as a number of key investor concerns were eased. The most recent European Union summit actually managed to deliver what appeared to be a workable solution to avoid a devastating European scenario. The U.S. posted 2.5% real gross domestic product (“GDP”)ii growth, helping alleviate concerns about a double-dip recession. In addition, a wave of central bank easing and new monetary policies promises prospects for continued growth.

Q. How did we respond to these changing market conditions?

A. As part of its design, the Fund maintains broad exposure to all areas of the market and does not make significant sector bets. However, we tilted toward companies with leading market positions, strong balance sheets and ample free cash flow generation that could be used to drive returns for shareholders independent of what direction the economy might take. In an effort to better quantify and understand portfolio risks, we have become more cognizant about monitoring and balancing quantitative factors such as valuation, momentum and quality as appropriate. Other than these approaches, we strive to consistently implement the distinct Legg Mason Capital Management approach of seeking attractive valuation gaps and applying variant perceptions.

Performance review

For the twelve months ended October 31, 2011, Class I shares of Legg Mason Capital Management Disciplined Equity Research Fund returned 1.27%. The Fund’s unmanaged benchmark, the Russell 1000 Index, returned 8.01% for the same period. The Lipper Multi-Cap Growth Funds

Category Average1 returned 6.25% over the same time frame.

Performance Snapshot as of October 31, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Capital Management Disciplined Equity Research Fund:
Class A	-14.02%	N/A
Class C	-14.31%	N/A
Class I	-13.89%	1.27%
Russell 1000 Index	-7.78%	8.01%
Lipper Multi-Cap Growth Funds Category Average[1]	-9.95%	6.25%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Performance information for the twelve-month period is not provided for Class A and Class C shares as these share classes commenced operations on November 12, 2010.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 519 funds for the six-month period and among the 494 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

4	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Fund overview (cont’d)

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 28, 2011, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 18.69%, 19.44% and 18.34%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.30% for Class A shares, 2.05% for Class C shares and 1.05% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation in effect at the time the fees were earned or the expenses incurred.

Q. What were the leading contributors to performance?

A. Apple reported consistently strong financial results and introduced the iPhone 4S, which sold at a record pace. All of this was accomplished despite the passing of famed CEO and innovator Steve Jobs. Goodrich provided solid return as United Technologies offered to purchase the aerospace company for $127.50 per share in cash, representing a 47% premium. Rackspace Hosting contributed to performance as revenue growth accelerated due to strength in the cloud and managed hosting businesses. The Chinese Internet television company Youku.com maintained its torrid growth pace due to a strong market share and an expanding Chinese economy, leading the stock to be a top contributor during the last year. General Electric contributed to performance through solid and steady quarterly results as well as an above-average dividend yield of around 4%.

Q. What were the leading detractors from performance?

A. Hewlett-Packard was among the largest detractors in the portfolio after the company released a series of disappointing earnings results, lowered its fiscal fourth quarter guidance, and announced the $10 billion acquisition of British corporate search provider Autonomy. Although H-P shares trade at attractive valuations of less than 6x fiscal 2012 earnings estimates, we question the company’s ability to sustain current profit levels given its strategic choices and exited the position in favor of more attractive opportunities. Human Genome Sciences detracted from performance after its lupus drug Benlysta drastically missed sales estimates, subsequently pushing its time to profitability out one year to 2014. Clothing retailer Aeropostale pre-announced its first quarterly loss in ten years, sending shares lower and detracting from performance. First Solar was another large detractor from performance as the solar panel manufacturer reported fiscal third quarter earnings below consensus estimates, lowered its full-year outlook and fired CEO Rob Gillette, all on top of an already struggling solar industry. Pharmaceutical company Dendreon was beaten down after management retracted previous guidance in place of “modest” growth due to a slower-than-expected launch on the prostate cancer treatment Provenge. Shares took an additional hit after fiscal third quarter earnings missed revenue estimates and management again provided lackluster growth targets.

Q. Were there any significant changes to the Fund during the reporting period?

A. We initiated forty-five new positions during the period, and eliminated forty-two holdings, which brought the total number of holdings to ninety-two at the end of the

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	5

period. The top ten positions accounted for 21% on October 31, 2011, versus 23% on November 1, 2010.

Significant additions to the portfolio included: Chevron, General Electric, Annaly Capital, BlackRock, Xcel Energy, Abbott Laboratories, Philip Morris, Viacom, TJX Companies, Johnson & Johnson, eBay, Adobe Systems, Marvell Technology, Celegene and Parker Hannifin.

Meaningful sales during the period included MasterCard, Hewlett-Packard, Bank of America, Aflac, Capital One, Goodrich, General Electric, which we bought earlier in the year, Merck, Stryker, Boston Scientific, Aetna and Yum! Brands.

Thank you for your investment in Legg Mason Capital Management Disciplined Equity Research Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Legg Mason Capital Management, LLC

November 15, 2011

RISKS: Equity securities are subject to price fluctuation. Fixed-income securities involve interest rate, credit, inflation and reinvestment risks. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The managers’ investment style may become out of favor and/or the managers’ selection process may prove incorrect, which may have a negative impact on the Fund’s performance. The value approach to investing involves the risk that those stocks deemed to be undervalued by the portfolio managers may remain undervalued. The Fund’s investment strategy may subject it to additional risks. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2011 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (2.9%), Chevron Corp. (2.7%), Berkshire Hathaway Inc., Class B Shares (2.3%), JPMorgan Chase & Co. (1.9%), General Electric Co. (1.9%), Cisco Systems Inc. (1.9%), EMC Corp. (1.8%), PepsiCo Inc. (1.8%), Microsoft Corp. (1.7%) and Stanley Black & Decker Inc. (1.7%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2011 were: Information Technology (24.0%), Financials (16.6%), Health Care (12.8%), Consumer Discretionary (12.0%) and Industrials (11.0%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

ii	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

6	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2011 and October 31, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2011 and held for the period ended October 31, 2011, unless otherwise noted.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-14.02%	$1,000.00	$859.80	1.30%	$6.09	Class A	5.00%	$1,000.00	$1,018.65	1.30%	$6.61
Class C	-14.31	1,000.00	856.90	2.05	9.59	Class C	5.00	1,000.00	1,014.87	2.05	10.41
Class I	-13.89	1,000.00	861.10	1.05	4.93	Class I	5.00	1,000.00	1,019.91	1.05	5.35

[1]	For the six months ended October 31, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A†	Class C†	Class I
Twelve Months Ended 10/31/11	N/A	N/A	1.27%
Inception* through 10/31/11	-0.52%	-1.24%	13.28

With sales charges[2]	Class A†	Class C†	Class I
Twelve Months Ended 10/31/11	N/A	N/A	1.27%
Inception* through 10/31/11	-6.22%	-2.22%	13.28

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 11/12/10 through 10/31/11)	-0.52%
Class C (Inception date of 11/12/10 through 10/31/11)	-1.24
Class I (Inception date of 6/30/10 through 10/31/11)	18.18

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Not annualized.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C and I shares are November 12, 2010, November 12, 2010 and June 30, 2010, respectively.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	9

Historical performance

Value of $1,000,000 invested in

Class I Shares of Legg Mason Capital Management Disciplined Equity Research Fund vs. Russell 1000 Index† — June 30, 2010 - October 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $1,000,000 invested in Class I shares of Legg Mason Capital Management Disciplined Equity Research Fund on June 30, 2010 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2011. The hypothetical illustration also assumes a $1,000,000 investment, in the Russell 1000 Index. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

10	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Schedule of investments

October 31, 2011

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Common Stocks — 99.4%
Consumer Discretionary — 12.0%
Auto Components — 0.8%
Autoliv Inc.	356	$20,566
Automobiles — 0.8%
Ford Motor Co.	1,735	20,265	*
Hotels, Restaurants & Leisure — 1.9%
Boyd Gaming Corp.	3,051	19,770	*
Bwin.Party Digital Entertainment PLC	6,525	11,428	(a)
PF Chang’s China Bistro Inc.	577	17,945
Total Hotels, Restaurants & Leisure		49,143
Household Durables — 1.6%
Stanley Black & Decker Inc.	674	43,035
Internet & Catalog Retail — 0.7%
Amazon.com Inc.	88	18,789	*
Media — 2.2%
Time Warner Inc.	521	18,230
Viacom Inc., Class B Shares	900	39,465
Total Media		57,695
Multiline Retail — 0.9%
Big Lots Inc.	609	22,953	*
Specialty Retail — 3.1%
Best Buy Co. Inc.	717	18,807
Lowe’s Cos. Inc.	1,812	38,088
TJX Cos. Inc.	390	22,983
Total Specialty Retail		79,878
Total Consumer Discretionary		312,324
Consumer Staples — 6.3%
Beverages — 1.8%
PepsiCo Inc.	732	46,080
Food & Staples Retailing — 0.6%
Safeway Inc.	871	16,871
Household Products — 2.7%
Colgate-Palmolive Co.	291	26,298
Energizer Holdings Inc.	224	16,529	*
Procter & Gamble Co.	434	27,771
Total Household Products		70,598
Tobacco — 1.2%
Philip Morris International Inc.	428	29,904
Total Consumer Staples		163,453

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	11

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Energy — 10.3%
Energy Equipment & Services — 2.7%
C&J Energy Services Inc.	994	$16,759	*
Schlumberger Ltd.	475	34,898
Transocean Ltd.	309	17,659
Total Energy Equipment & Services		69,316
Oil, Gas & Consumable Fuels — 7.6%
Chevron Corp.	662	69,543
CONSOL Energy Inc.	881	37,671
Devon Energy Corp.	383	24,876
Exxon Mobil Corp.	496	38,733
Noble Energy Inc.	296	26,445
Total Oil, Gas & Consumable Fuels		197,268
Total Energy		266,584
Financials — 16.6%
Capital Markets — 4.3%
BlackRock Inc.	144	22,721
Blackstone Group LP	1,358	19,976
Charles Schwab Corp.	1,817	22,313
Solar Capital Ltd.	999	22,178
State Street Corp.	646	26,092
Total Capital Markets		113,280
Commercial Banks — 1.8%
Fifth Third Bancorp	2,282	27,407
Huntington Bancshares Inc.	3,560	18,441
Total Commercial Banks		45,848
Consumer Finance — 1.1%
American Express Co.	582	29,461
Diversified Financial Services — 3.2%
Citigroup Inc.	1,006	31,780
JPMorgan Chase & Co.	1,453	50,506
Total Diversified Financial Services		82,286
Insurance — 4.0%
Assured Guaranty Ltd.	1,227	15,632
Berkshire Hathaway Inc., Class B Shares	761	59,251	*
MetLife Inc.	829	29,148
Total Insurance		104,031
Real Estate Investment Trusts (REITs) — 2.2%
Annaly Capital Management Inc.	2,524	42,529

See Notes to Financial Statements.

12	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Real Estate Investment Trusts (REITs) — continued
Weyerhaeuser Co.	775	$13,935
Total Real Estate Investment Trusts (REITs)		56,464
Total Financials		431,370
Health Care — 12.8%
Biotechnology — 3.7%
Celgene Corp.	532	34,490	*
Dendreon Corp.	2,226	24,352	*
Human Genome Sciences Inc.	1,219	12,507	*
Myriad Genetics Inc.	1,132	24,089	*
Total Biotechnology		95,438
Health Care Equipment & Supplies — 2.1%
Gen-Probe Inc.	274	16,467	*
Medtronic Inc.	1,082	37,589
Total Health Care Equipment & Supplies		54,056
Health Care Providers & Services — 0.6%
HCA Holdings Inc.	656	15,383	*
Pharmaceuticals — 6.4%
Abbott Laboratories	744	40,079
Forest Laboratories Inc.	585	18,311	*
Impax Laboratories Inc.	1,243	23,505	*
Johnson & Johnson	607	39,085
Nektar Therapeutics	2,918	15,816	*
Pfizer Inc.	1,612	31,047
Total Pharmaceuticals		167,843
Total Health Care		332,720
Industrials — 11.0%
Aerospace & Defense — 0.8%
Lockheed Martin Corp.	272	20,645
Air Freight & Logistics — 0.7%
UTI Worldwide Inc.	1,290	18,847
Airlines — 0.8%
Southwest Airlines Co.	2,498	21,358
Commercial Services & Supplies — 0.8%
Republic Services Inc.	678	19,296
Electrical Equipment — 1.1%
Emerson Electric Co.	587	28,246
Industrial Conglomerates — 4.6%
3M Co.	392	30,976

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	13

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Industrial Conglomerates — continued
General Electric Co.	2,993	$50,013
United Technologies Corp.	496	38,678
Total Industrial Conglomerates		119,667
Machinery — 1.2%
Parker Hannifin Corp.	390	31,804
Road & Rail — 1.0%
Old Dominion Freight Line Inc.	705	25,782	*
Total Industrials		285,645
Information Technology — 24.0%
Communications Equipment — 3.9%
Cisco Systems Inc.	2,640	48,919
F5 Networks Inc.	248	25,780	*
QUALCOMM Inc.	510	26,316
Total Communications Equipment		101,015
Computers & Peripherals — 4.6%
Apple Inc.	184	74,480	*
EMC Corp.	1,881	46,103	*
Total Computers & Peripherals		120,583
Electronic Equipment, Instruments & Components — 0.5%
Corning Inc.	930	13,290
Internet Software & Services — 4.9%
Active Network Inc.	1,335	17,942	*
eBay Inc.	1,298	41,315	*
Rackspace Hosting Inc.	1,027	42,508	*
SINA Corp.	186	15,120	*
Youku.com Inc., ADR	483	10,259	*
Total Internet Software & Services		127,144
IT Services — 1.2%
Cognizant Technology Solutions Corp., Class A Shares	426	30,991	*
Semiconductors & Semiconductor Equipment — 3.6%
First Solar Inc.	270	13,438	*
Integrated Device Technology Inc.	4,333	26,345	*
Marvell Technology Group Ltd.	2,679	37,479	*
Spansion Inc.	1,551	15,960	*
Total Semiconductors & Semiconductor Equipment		93,222
Software — 5.3%
Adobe Systems Inc.	1,358	39,939	*
Autodesk Inc.	599	20,725	*

See Notes to Financial Statements.

14	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Schedule of investments (cont’d)

October 31, 2011

Legg Mason Capital Management Disciplined Equity Research Fund

Security	Shares	Value
Software — continued
Microsoft Corp.	1,644	$43,780
Red Hat Inc.	694	34,457	*
Total Software		138,901
Total Information Technology		625,146
Materials — 2.7%
Chemicals — 0.6%
Monsanto Co.	229	16,660
Containers & Packaging — 0.8%
Sealed Air Corp.	1,101	19,598
Metals & Mining — 1.3%
Freeport-McMoRan Copper & Gold Inc.	377	15,178
Nucor Corp.	481	18,172
Total Metals & Mining		33,350
Total Materials		69,608
Utilities — 3.7%
Electric Utilities — 0.7%
American Electric Power Co. Inc.	466	18,304
Independent Power Producers & Energy Traders — 1.4%
Calpine Corp.	2,404	36,469	*
Multi-Utilities — 1.6%
Xcel Energy Inc.	1,625	42,006
Total Utilities		96,779
Total Investments — 99.4% (Cost — $2,541,516#)		2,583,629
Other Assets in Excess of Liabilities — 0.6%		14,816
Total Net Assets — 100.0%		$2,598,445

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $2,556,260.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	15

Statement of assets and liabilities

October 31, 2011

Assets:
Investments, at value (Cost — $2,541,516)	$2,583,629
Cash	12,824
Receivable from investment manager	19,711
Receivable for securities sold	8,806
Dividends receivable	1,355
Prepaid expenses	24,633
Total Assets	2,650,958

Liabilities:
Payable for securities purchased	8,892
Service and/or distribution fees payable	11
Accrued expenses	43,610
Total Liabilities	52,513
Total Net Assets	$2,598,445

Net Assets:
Par value (Note 7)	$2
Paid-in capital in excess of par value	2,485,979
Undistributed net investment income	1,674
Accumulated net realized gain on investments and foreign currency transactions	68,677
Net unrealized appreciation on investments	42,113
Total Net Assets	$2,598,445

Shares Outstanding:
Class A	1,419
Class C	854
Class I	221,919

Net Asset Value:
Class A (and redemption price)	$11.59
Class C*	$11.56
Class I (and redemption price)	$11.59
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$12.30

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

16	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Statement of operations

For the Year Ended October 31, 2011

Investment Income:
Dividends	$35,565
Less: Foreign taxes withheld	(20)
Total Investment Income	35,545

Expenses:
Registration fees	62,786
Legal fees	51,211
Trustees’ fees	28,950
Shareholder reports	25,907
Audit and tax	18,448
Fund accounting fees	17,869
Investment management fee (Note 2)	17,166
Transfer agent fees (Note 5)	3,073
Custody fees	2,120
Service and/or distribution fees (Notes 2 and 5)	140
Insurance	69
Miscellaneous expenses	4,364
Total Expenses	232,103
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(206,214)
Net Expenses	25,889
Net Investment Income	9,656

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions (Notes 1 and 3):
Net Realized Gain (Loss) From:
Investment transactions	68,683
Foreign currency transactions	(70)
Net Realized Gain	68,613
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(137,539)
Foreign currencies	24
Change in Net Unrealized Appreciation (Depreciation)	(137,515)
Net Loss on Investments and Foreign Currency Transactions	(68,902)
Decrease in Net Assets from Operations	$(59,246)

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	17

Statements of changes in net assets

For the Year Ended October 31, 2011 and the Period Ended October 31, 2010	2011	2010†

Operations:
Net investment income	$9,656	$4,606
Net realized gain	68,613	21,282
Change in net unrealized appreciation (depreciation)	(137,515)	179,628
Increase (Decrease) in Net Assets From Operations	(59,246)	205,516

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,500)	—
Net realized gains	(21,306)	—
Decrease in Net Assets From Distributions to Shareholders	(33,806)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,328,670	1,441,663
Reinvestment of distributions	31,090	—
Cost of shares repurchased	(296,737)	(18,705)
Increase in Net Assets From Fund Share Transactions	1,063,023	1,422,958
Increase in Net Assets	969,971	1,628,474

Net Assets:
Beginning of year	1,628,474	—
End of year*	$2,598,445	$1,628,474
* Includes undistributed net investment income of:	$1,674	$5,710

†	For the period June 30, 2010 (inception date) to October 31, 2010.

See Notes to Financial Statements.

18	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2011[2]

Net asset value, beginning of period	$11.85

Income (loss) from operations:
Net investment income	0.02
Net realized and unrealized loss	(0.07)
Total loss from operations	(0.05)

Less distributions from:
Net investment income	(0.06)
Net realized gains	(0.15)
Total distributions	(0.21)

Net asset value, end of period	$11.59
Total return[3]	(0.52)%

Net assets, end of period (000s)	$16

Ratios to average net assets:
Gross expenses[4]	9.80%
Net expenses[4,5,6,7]	1.30
Net investment income[4]	0.14

Portfolio turnover rate	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 12, 2010 (inception date) to October 31, 2011.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.30%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2011[2]

Net asset value, beginning of period	$11.85

Income (loss) from operations:
Net investment loss	(0.07)
Net realized and unrealized loss	(0.07)
Total loss from operations	(0.14)

Less distributions from:
Net realized gains	(0.15)
Total distributions	(0.15)

Net asset value, end of period	$11.56
Total return[3]	(1.24)%

Net assets, end of period (000s)	$10

Ratios to average net assets:
Gross expenses[4]	11.26%
Net expenses[4,5,6,7]	2.05
Net investment loss[4]	(0.63)

Portfolio turnover rate	85%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period November 12, 2010 (inception date) to October 31, 2011.

[3]

Performance figures, exclusive of CDSCs, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 2.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

20	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares	2011[1]	2010[2]

Net asset value, beginning of year	$11.67	$10.00

Income from operations:
Net investment income	0.05	0.03
Net realized and unrealized gain	0.11	1.64
Total income from operations	0.16	1.67

Less distributions from:
Net investment income	(0.09)	—
Net realized gains	(0.15)	—
Total distributions	(0.24)	—

Net asset value, end of year	$11.59	$11.67
Total return[3]	1.27%	16.70%

Net assets, end of year (000s)	$2,572	$1,628

Ratios to average net assets:
Gross expenses	9.46%	33.07%[4]
Net expenses[5,6,7]	1.05	1.05 [4]
Net investment income	0.40	1.18 [4]

Portfolio turnover rate	85%	15%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period June 30, 2010 (inception date) to October 31, 2010.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Annualized.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Capital Management Disciplined Equity Research Fund (the “Fund”) is a separate diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†:
Consumer discretionary	$300,896	$11,428	—	$312,324
Other common stocks	2,271,305	—	—	2,271,305
Total investments	$2,572,201	$11,428	—	$2,583,629

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2011, as a result of fair value pricing procedures for international equities utilized by the Fund, certain securities transferred in and out Level 1 and Level 2 measurements during the year.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	23

investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

24	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Notes to financial statements (cont’d)

(g) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(h) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2011, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$(1,122)	—	$1,122
(b)	(70)	$70	—

(a)	Reclassifications are primarily due to non-deductible organization costs for tax purposes.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

2. Investment management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with Legg Mason Capital Management, LLC, formerly, Legg Mason Capital Management, Inc.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	25

(“LMCM”). Pursuant to the agreement, LMCM provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, LMCM (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMCM and LMPFA are wholly owned subsidiaries and corporate affiliates of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and LMCM, the ratio of expenses, other than brokerage commissions, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, C, and I shares did not exceed 1.30%, 2.05% and 1.05%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended October 31, 2011, fees waived and/or expenses reimbursed amounted to $206,214.

The investment manager is permitted to recapture amounts previously waived or reimbursed to a class within three years after the year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2011, the Fund had remaining fee waivers and expense reimbursements subject to recapture by LMCM and respective dates of expiration as follows:

	Class A	Class C	Class I
Expires October 31, 2013	—	—	$124,750
Expires October 31, 2014	$1,304	$827	203,979
Fee waivers/expense reimbursements subject to recapture	$1,304	$827	$328,729

For the year ended October 31, 2011, LMCM did not recapture any fees.

26	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Notes to financial statements (cont’d)

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. Class C shares have a 1.00% contingent deferred sales charge (“CDSC”), which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2011, LMIS and its affiliates did not receive any sales charges on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2011, there were no CDSCs paid to LMIS and its affiliates.

Under a Deferred Compensation Plan (the “Plan”), Trustees may elect to defer receipt of all or a specified portion of their compensation. A participating Trustee may select one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees will be deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan.

All officers and two Trustees of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$3,072,714
Sales	2,083,285

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$208,591
Gross unrealized depreciation	(181,222)
Net unrealized appreciation	$27,369

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A and C shares calculated at the annual

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	27

rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class C shares calculated at the annual rate of 0.75% of the average daily net assets of the class. Service and distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A*	$39	$73
Class C*	101	36
Class I	—	2,964
Total	$140	$3,073

*	For the period November 12, 2010 (inception date) to October 31, 2011.

For the year ended October 31, 2011, waivers and/or expense reimbursements by class were as follows:

	Distribution Fees Waived	Waivers/Expense Reimbursements
Class A*	$3	$1,304
Class C*	101	827
Class I	—	203,979
Total	$104	$206,110

*	For the period November 12, 2010 (inception date) to October 31, 2011.

6. Distributions to shareholders by class

	Year Ended October 31, 2011		Period Ended October 31, 2010†
Net Investment Income:
Class A	$50	‡	—
Class C	—		—
Class I	12,450		—
Total	$12,500		—

Net Realized Gains:
Class A	$127	‡	—
Class C	127	‡	—
Class I	21,052		—
Total	$21,306		—

†	For the period June 30, 2010 (inception date) to October 31, 2010.

‡	For the period November 12, 2010 (inception date) to October 31, 2011.

7. Shares of beneficial interest

At October 31, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

28	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Notes to financial statements (cont’d)

Transactions in shares of each class were as follows:

	Year Ended October 31, 2011				Period Ended October 31, 2010†
	Shares		Amount		Shares	Amount
Class A
Shares sold	1,404	‡	$17,174	‡	—	—
Shares issued on reinvestment	15	‡	177	‡	—	—
Net increase	1,419	‡	$17,351	‡	—	—

Class C
Shares sold	844	‡	$10,000	‡	—	—
Shares issued on reinvestment	10	‡	127	‡	—	—
Net increase	854	‡	$10,127	‡	—	—

Class I
Shares sold	102,806		$1,301,496		141,118	$1,441,663
Shares issued on reinvestment	2,509		30,786		—	—
Shares repurchased	(22,893)		(296,737)		(1,621)	(18,705)
Net increase	82,422		$1,035,545		139,497	$1,422,958

†	For the period June 30, 2010 (inception date) to October 31, 2010.
‡	For the period November 12, 2010 (inception date) to October 31, 2011.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions:

Record Date Payable Date	Ordinary Income	Long-Term Capital Gains	Total
12/8/11
12/9/11	$0.363910	$0.010720	$0.374630

The tax character of distributions paid during the fiscal year ended October 31, 2011, were as follows:

Distributions Paid From:
Ordinary income	$33,806

The Fund did not make any distributions during the fiscal period ended October 31, 2010.

As of October 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$91,026
Undistributed long-term capital gains — net	2,856
Total undistributed earnings	$93,882
Other book/tax temporary differences(a)	(8,787)
Unrealized appreciation (depreciation)(b)	27,369
Total accumulated earnings (losses) — net	$112,464

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report	29

9. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending October 31, 2012.

10. Recent accounting pronouncements

In April 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-03, Transfers and Servicing (Topic 860) — Reconsideration of Effective Control for Repurchase Agreements (“ASU No. 2011-03”) related to the accounting for repurchase agreements and similar agreements that both entitle and obligate a transferor to repurchase or redeem financial assets before their maturity. ASU No. 2011-03 modifies the criteria for determining effective control of transferred assets and as a result certain agreements may now be accounted for as secured borrowings. ASU No. 2011-03 is effective prospectively for new transfers and existing transactions that are modified in the first interim or annual period beginning on or after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-03 will have on the Fund’s financial statements and related disclosures.

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

30	Legg Mason Capital Management Disciplined Equity Research Fund 2011 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of Legg Mason Capital Management Disciplined Equity Research Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Capital Management Disciplined Equity Research Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) at October 31, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 20, 2011

Legg Mason Capital Management Disciplined Equity Research Fund	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Capital Management Disciplined Equity Research Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is 100 International Drive, Attn: Fund Secretary, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees[1]
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Trustee of the New York Academy of Medicine since 2004; Director of the Institute for Healthcare Improvement since 2002; Member of the Institute of Medicine since 1982; formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Lead Independent Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979 to 1997).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired; formerly: Chief Investment Officer of ACE Limited (insurance) (1986 to 2000).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc.

32	Legg Mason Capital Management Disciplined Equity Research Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees[1] cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment
Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly: Partner, KPMG LLP (international accounting firm) (1972 to 2002).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC.
G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	Director of Technology Investment Capital Corp.

Legg Mason Capital Management Disciplined Equity Research Fund	33

Independent Trustees[1] cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, National Defense University Foundation, since 2004; Trustee, St. John’s College, since 2006; formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Lecturer in Organizational Sciences, George Washington University (2000 to 2008); Director, Sante Fe Institute (1999 to 2008).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	None
Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; Executive Vice President and Chief Financial Officer of The Howard University since 2010 (higher education and health care); formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996).
Number of funds in fund complex overseen by Trustee	16
Other directorships held by Trustee during past five years	Director of TeleTech Holdings, Inc. (business process outsourcing); Director of American Kidney Fund (renal disease assistance)

34	Legg Mason Capital Management Disciplined Equity Research Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustees[3]
Mark R. Fetting
Year of birth	1954
Position(s) with Trust	Chairman and Trustee
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	President, CEO, Chairman and Director of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008; formerly: President of all Legg Mason Funds (2001 to 2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000 to 2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991 to 2000)
Number of funds in fund complex overseen by Trustee	Chairman and Director/Trustee of all Legg Mason Funds consisting of 16 portfolios; Director/Trustee of the Royce Family of Funds consisting of 30 portfolios.
Other directorships held by Trustee during past five years	None
R. Jay Gerken Legg Mason 620 Eight Avenue, New York NY 10018
Year of birth	1951
Position(s) with Trust	President and Trustee
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other directorships held by Trustee during past five years	None

Legg Mason Capital Management Disciplined Equity Research Fund	35

Executive Officers
Richard F. Sennett Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office and length of time served[2]	Since 2009
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

36	Legg Mason Capital Management Disciplined Equity Research Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Christopher Berarducci Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with LMPFA (since 2010); Assistant Controller of certain mutual funds associated with LMPFA (prior to 2010); Manager of Fund Administration at UBS Global Asset Management (prior to 2007); Assistant Vice President and Manager of Fund Administration at JP Morgan Chase & Co. (prior to 2005)

[1]

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act. Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Trustees Committee (chair: Arnold Lehman).

[2]

Officers of the Trust are elected to serve until their successors are elected and qualified. Trustees of the Trust serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal, and stand for re-election by shareholders only as and when required by the 1940 Act.

[3]

Mr. Fetting and Mr. Gerken are considered to be interested persons, as defined in the 1940 Act, of the Trust on the basis of their current employment with the Fund’s investment adviser or its affiliated entities (including the Trust’s principal underwriter) and Legg Mason, Inc., the parent holding company of these entities as well as their ownership of Legg Mason, Inc. stock.

Legg Mason Capital Management Disciplined Equity Research Fund	37

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2011:

Record date:	12/8/10	12/28/10
Payable date:	12/9/10	12/29/10
Ordinary income:
Qualified dividend income for individuals	27.99%	50.11%
Dividends qualifying for the dividends
received deduction for corporations	27.31%	49.63%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Capital Management

Disciplined Equity Research Fund

Trustees

Mark R. Fetting

Chairman

R. Jay Gerken

President

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Investment manager/adviser

Legg Mason Capital Management, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legg Mason Capital Management Disciplined Equity Research Fund

The Fund is a separate series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

Legg Mason Capital Management Disciplined Equity Research Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Capital Management Disciplined Equity Research Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before you investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain other closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013045 12/11 SR11-1540

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2010 and October 31, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in 2010 and $32,648 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $5,150 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Global Asset Management Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2010 and $5,000 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	December 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President
Legg Mason Global Asset Management Trust

Date:	December 27, 2011

By:	/S/ RICHARD F. SENNETT
(Richard F. Sennett)
Principal Financial Officer of
Legg Mason Global Asset Management Trust

Date:	December 27, 2011